Cincinnati Bell Reports Second Quarter 2014 Results -
Continued Progress on Strategic Initiatives

HIGHLIGHTS

•	Wireline revenue was $185 million, up 2 percent from a year ago

•	Revenue from strategic products was $107 million, up 23 percent over the prior year

•	Sold 16 million CyrusOne partnership units with proceeds totaling $356 million

•	Strong second quarter Adjusted EBITDA of $100 million

•	Net Income equaled $114 million, resulting in diluted EPS of $0.53

CINCINNATI - August 7, 2014 - Cincinnati Bell Inc. (NYSE:CBB) today announced financial results for the second quarter of 2014, highlighted by the sale of 16 million CyrusOne partnership units. Proceeds from the transaction totaled $356 million and will be used to repay debt, resulting in annual interest savings of $28 million. The Company also issued a separate press release today announcing it has reached a tentative agreement with the Communications Workers of America (CWA) on a new 27-month labor contract.

The Company's strategic fiber investments continued to produce strong Wireline revenue, which totaled $185 million in the quarter, up 2 percent compared to the prior year. Year-to-date, Wireline revenue is up $7 million compared to a year ago. Revenue from strategic products increased 23 percent over the prior year totaling $107 million dollars for the quarter as demand for Fioptics and IT solutions remains high.

"The initial monetization of our investment in CyrusOne and the agreement to sell our wireless spectrum are essential steps in achieving our goal of transforming Cincinnati Bell into a growing fiber based entertainment, communications and IT solutions company," said Ted Torbeck, president and chief executive officer. "The completion of these transactions and the continued growth of our strategic products demonstrates this team's ability to execute on its objectives," added Torbeck.

CONSOLIDATED RESULTS1
Consolidated revenue for the second quarter of 2014 was $320 million, up $8 million from the prior year. Operating income for the quarter totaled $36 million and net income of $114 million resulted in diluted earnings per share ("EPS") of $0.53. Adjusted EBITDA2 for the quarter was $100 million, down $5 million due to declines from our wireless operations and $1 million of mark-to-market expenses on compensation plans indexed to changes in our stock price.

Year-to-date consolidated revenue totaled $642 million, up $20 million from a year ago. Adjusted EBITDA was $206 million, down $1 million after excluding mark-to-market changes totaling $7 million. Operating income totaled $93 million and net income totaled $121 million for the first half of 2014.

Wireline Segment

•	Wireline revenue for the quarter totaled $185 million, up $3 million compared to the prior year.

◦	Fioptics revenue for the quarter was $34 million, up 45 percent from the prior year.

◦	Strategic revenue for business customers totaled $42 million (including $2 million of Fioptics revenue) for the quarter, up 16 percent compared to the prior year.

•	Operating income was $51 million in the quarter, up 3 percent from a year ago.

•	Adjusted EBITDA totaled $83 million for the quarter, down 1 percent from the same period in 2013.

•	Fioptics video subscribers totaled 82,500 at the end of the second quarter, up 31 percent compared to the same period in 2013.

•	Fioptics internet subscribers totaled 98,300, adding 6,700 new Fioptics high-speed internet subscribers in the quarter.

•	In the second quarter of 2014, we passed an additional 19,100 units with Fioptics. The Fioptics suite of products is now available to 307,100 addresses, approximately 38 percent of Greater Cincinnati.

IT Services and Hardware Segment

•	Revenue of $102 million for the quarter was up 18 percent over the prior year.

◦	Strategic managed and professional services revenue was $34 million in the quarter, up 16 percent compared to the prior year.

◦	Hardware revenue was $66 million for the quarter, up 17 percent year-over-year.

•	Operating income totaled $3 million for the quarter.

•	Adjusted EBITDA was $6 million for the quarter, compared to $4 million in the second quarter of 2013.

Wireless Segment

•	Revenue was $41 million for the quarter, down 20 percent from the prior year.

•	Operating loss totaled $13 million in the quarter, compared to income of $11 million a year ago.

•	Adjusted EBITDA of $15 million in the quarter was down $4 million compared to the same period a year ago.

•	Wireless subscribers totaled 276,700 at the end of the quarter.

Investment in CyrusOne

•	Sold 16 million CyrusOne partnership units resulting in a gain of $193 million.

•	Cincinnati Bell now effectively owns 44 percent of CyrusOne as an equity method investment, valued at $709 million as of June 30, 2014.

•	CyrusOne reported strong second quarter 2014 revenue of $82 million and Adjusted EBITDA of $41 million.

•	CyrusOne increased its full-year 2014 revenue and Adjusted EBITDA guidance range as follows:

Category	2014 Guidance Range	Revised 2014 Guidance Range
Revenue	$305 - $315 million	$325 - $330 million
Adjusted EBITDA	$160 - $165 million	$165 - $170 million

2014 Outlook
On April 7, 2014 the Company announced it had entered into arrangements to sell its wireless spectrum licenses and certain other assets related to its wireless business. Therefore, the Company is separating the components of its 2014 financial guidance as follows:

Category	2014 Guidance	Wireless Segment	2014 Guidance (excluding Wireless)
Revenue	$1.2 billion	$0.2 billion	$1.0 billion
Adjusted EBITDA	$383 million*	$50 million*	$333 million*
*Plus or minus 2 percent
Conference Call/Webcast
Cincinnati Bell will host a conference call on August 7 at 10:00 a.m. (ET) to discuss its results for the second quarter of 2014. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is (866) 863-7412. Callers located outside of the U.S. and Canada may dial (816) 581-1570. A taped replay of the conference call will be available one hour after the conclusion of the call until 10:00 a.m. on Thursday August 21, 2014. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 9755753. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income excluding special items, and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Consolidated Results for the six month period ended June 30, 2013 includes CyrusOne's results of operations from January 1, 2013 through January 23, 2013. On January 24, 2013, the Company successfully completed the initial public offering ("IPO") of CyrusOne and no longer consolidates its results, but accounts for CyrusOne as an equity method investment. Results referenced within the Consolidated Results section for the six month period ended June 30, 2013 exclude the operations of CyrusOne for the period January 1, 2013 through January 23, 2013, to effectively provide comparative results to 2014. Excluding CyrusOne results for this period is not consistent with GAAP and should not be considered as an alternative to comparable GAAP measures of revenue, operating income, or profitability.

2Adjusted EBITDA provides a useful measure of operational performance. The company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, transaction-related compensation, restructuring charges, (gain) loss on sale or disposal of assets, transaction costs, curtailment gain, asset impairments, components of pension and other retirement plan costs (including interest costs, asset returns, and amortization of actuarial gains and losses), and other special items. Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

CyrusOne defines Adjusted EBITDA as net income (loss) as defined by U.S. GAAP before noncontrolling interests plus interest expense, income tax (benefit) expense, depreciation and amortization, non-cash compensation, transaction costs and transaction-related compensation, including acquisition pursuit costs, restructuring costs, loss on extinguishment of debt, asset impairments, (gain) loss on sale of real estate improvements, and other special items. Other companies may not calculate Adjusted EBITDA in the same manner as CyrusOne. Accordingly, CyrusOne's Adjusted EBITDA as presented may not be comparable to others. Detailed reconciliations of CyrusOne's Adjusted EBITDA to the comparable GAAP financial measure are available in the Investor Relations section of www.cyrusone.com.

Adjusted EBITDA margin provides a useful measure of operational performance. The company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents. Net debt should not be considered as an alternative to comparable GAAP measures of liquidity and may not be comparable with the measure as defined by other companies.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell (NYSE: CBB) provides integrated communications solutions - including local and long distance voice, data, high-speed internet, video and wireless services - that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States rely on CBTS, a wholly-owned subsidiary, for efficient, scalable office communications systems and end-to-end IT solutions. Cincinnati Bell owns approximately 44% of CyrusOne (NASDAQ: CONE), which provides best-in-class data center colocation services to enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, Arizona, London and Singapore. For more information, please visit www.cincinnatibell.com.

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2014	2013	$	%	2014	2013	$	%

Revenue	$319.9	$312.0	$7.9	3%	$642.4	$637.7	$4.7	1%

Costs and expenses
Cost of services and products	169.7	158.2	11.5	7%	335.9	320.6	15.3	5%
Selling, general and administrative	54.5	54.7	(0.2)	0%	109.9	107.8	2.1	2%
Depreciation and amortization	60.3	37.2	23.1	62%	107.2	87.8	19.4	22%
Transaction-related compensation	—	7.1	(7.1)	n/m	—	42.6	(42.6)	n/m
Restructuring charges	6.4	8.2	(1.8)	(22)%	6.4	10.8	(4.4)	(41)%
Curtailment gain	—	(0.6)	0.6	n/m	—	(0.6)	0.6	n/m
(Gain) loss on sale or disposal of assets, net	(0.1)	0.3	(0.4)	n/m	(0.1)	2.8	(2.9)	n/m
Amortization of deferred gain	(6.5)	(0.6)	(5.9)	n/m	(10.1)	(1.2)	(8.9)	n/m
Transaction costs	—	0.7	(0.7)	n/m	0.7	1.1	(0.4)	(36)%

Operating income	35.6	46.8	(11.2)	(24)%	92.5	66.0	26.5	40%

Interest expense	40.7	45.4	(4.7)	(10)%	81.0	93.3	(12.3)	(13)%
Loss from CyrusOne equity method investment	2.4	4.7	(2.3)	(49)%	1.9	6.6	(4.7)	(71)%
Gain on sale of CyrusOne equity method investment	(192.8)	—	(192.8)	n/m	(192.8)	—	(192.8)	n/m
Other expense (income), net	0.1	0.1	—	0%	0.7	(0.2)	0.9	n/m

Income (loss) before income taxes	185.2	(3.4)	188.6	n/m	201.7	(33.7)	235.4	n/m
Income tax expense (benefit)	71.0	(4.2)	75.2	n/m	80.5	2.2	78.3	n/m

Net income (loss)	114.2	0.8	113.4	n/m	121.2	(35.9)	157.1	n/m

Preferred stock dividends	2.6	2.6	—	0%	5.2	5.2	—	0%

Net income (loss) applicable to common shareowners	$111.6	$(1.8)	$113.4	n/m	$116.0	$(41.1)	$157.1	n/m

Basic earnings (loss) per common share	$0.54	$(0.01)			$0.56	$(0.20)

Diluted earnings (loss) per common share	$0.53	$(0.01)			$0.55	$(0.20)

Weighted average common shares outstanding
(in millions)
- Basic	208.5	206.9			208.2	204.8
- Diluted	209.4	206.9			209.2	204.8

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2014	2013	$	%	2014	2013	$	%
Wireline
Revenue
Data	$84.2	$79.2	$5.0	6%	$167.2	$157.3	$9.9	6%
Voice - local service	51.9	58.3	(6.4)	(11)%	105.0	117.8	(12.8)	(11)%
Long distance and VoIP	26.8	26.8	—	0%	53.7	53.7	—	0%
Entertainment	18.4	13.0	5.4	42%	35.4	25.0	10.4	42%
Other	3.4	4.3	(0.9)	(21)%	7.0	7.5	(0.5)	(7)%

Total revenue	184.7	181.6	3.1	2%	368.3	361.3	7.0	2%

Operating costs and expenses
Cost of services and products	73.1	69.8	3.3	5%	145.0	141.0	4.0	3%
Selling, general and administrative	31.9	31.7	0.2	1%	63.0	62.7	0.3	0%
Depreciation and amortization	28.2	27.3	0.9	3%	56.3	54.1	2.2	4%
Other*	1.0	3.9	(2.9)	(74)%	0.9	4.5	(3.6)	(80)%

Total operating costs and expenses	134.2	132.7	1.5	1%	265.2	262.3	2.9	1%

Operating income	$50.5	$48.9	$1.6	3%	$103.1	$99.0	$4.1	4%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$65.9	$56.1	$9.8	17%	$133.8	$113.0	$20.8	18%
Managed and professional services	35.7	29.9	5.8	19%	69.7	57.5	12.2	21%

Total revenue	101.6	86.0	15.6	18%	203.5	170.5	33.0	19%

Operating costs and expenses
Cost of services and products	83.6	70.7	12.9	18%	165.3	140.1	25.2	18%
Selling, general and administrative	12.4	11.8	0.6	5%	24.4	22.5	1.9	8%
Depreciation and amortization	2.8	2.5	0.3	12%	5.6	5.0	0.6	12%
Other*	—	0.7	(0.7)	n/m	—	0.7	(0.7)	n/m

Total operating costs and expenses	98.8	85.7	13.1	15%	195.3	168.3	27.0	16%

Operating income	$2.8	$0.3	$2.5	n/m	$8.2	$2.2	$6.0	n/m

Wireless
Revenue
Service	$38.3	$47.5	$(9.2)	(19)%	$80.0	$96.8	$(16.8)	(17)%
Equipment	2.9	4.2	(1.3)	(31)%	5.9	8.2	(2.3)	(28)%

Total revenue	41.2	51.7	(10.5)	(20)%	85.9	105.0	(19.1)	(18)%

Operating costs and expenses
Cost of services and products	19.6	24.4	(4.8)	(20)%	39.1	48.5	(9.4)	(19)%
Selling, general and administrative	6.7	9.0	(2.3)	(26)%	14.4	18.8	(4.4)	(23)%
Depreciation and amortization	29.3	7.3	22.0	n/m	45.1	23.3	21.8	94%
Other*	(1.3)	(0.4)	(0.9)	n/m	(4.9)	2.3	(7.2)	n/m

Total operating costs and expenses	54.3	40.3	14.0	35%	93.7	92.9	0.8	1%

Operating (loss) income	$(13.1)	$11.4	$(24.5)	n/m	$(7.8)	$12.1	$(19.9)	n/m

Data Center Colocation**
Revenue	$—	$—	$—	n/m	$—	$15.6	$(15.6)	n/m

Operating costs and expenses
Cost of services	—	—	—	n/m	—	4.8	(4.8)	n/m
Selling, general and administrative	—	—	—	n/m	—	2.4	(2.4)	n/m
Depreciation and amortization	—	—	—	n/m	—	5.2	(5.2)	n/m

Total operating costs and expenses	—	—	—	n/m	—	12.4	(12.4)	n/m

Operating income	$—	$—	$—	n/m	$—	$3.2	$(3.2)	n/m

	*Other includes restructuring charges, curtailment gain, (gain) loss on sale or disposal of assets, and amortization of deferred gain.

**Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company accounts for CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)
	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2014	2013	$	%	2014	2013	$	%
Revenue
Wireline	$184.7	$181.6	$3.1	2%	$368.3	$361.3	$7.0	2%
IT Services and Hardware	101.6	86.0	15.6	18%	203.5	170.5	33.0	19%
Wireless	41.2	51.7	(10.5)	(20)%	85.9	105.0	(19.1)	(18)%
Data Center Colocation**	—	—	—	n/m	—	15.6	(15.6)	n/m
Eliminations	(7.6)	(7.3)	(0.3)	(4)%	(15.3)	(14.7)	(0.6)	(4)%

Total revenue	$319.9	$312.0	$7.9	3%	$642.4	$637.7	$4.7	1%

Cost of Services and Products
Wireline	$73.1	$69.8	$3.3	5%	$145.0	$141.0	$4.0	3%
IT Services and Hardware	83.6	70.7	12.9	18%	165.3	140.1	25.2	18%
Wireless	19.6	24.4	(4.8)	(20)%	39.1	48.5	(9.4)	(19)%
Data Center Colocation**	—	—	—	n/m	—	4.8	(4.8)	n/m
Eliminations	(6.6)	(6.7)	0.1	1%	(13.5)	(13.8)	0.3	2%

Total cost of services and products	$169.7	$158.2	$11.5	7%	$335.9	$320.6	$15.3	5%

Selling, General and Administrative
Wireline	$31.9	$31.7	$0.2	1%	$63.0	$62.7	$0.3	0%
IT Services and Hardware	12.4	11.8	0.6	5%	24.4	22.5	1.9	8%
Wireless	6.7	9.0	(2.3)	(26)%	14.4	18.8	(4.4)	(23)%
Data Center Colocation**	—	—	—	n/m	—	2.4	(2.4)	n/m
Corporate and eliminations	3.5	2.2	1.3	59%	8.1	1.4	6.7	n/m

Total selling, general and administrative	$54.5	$54.7	$(0.2)	0%	$109.9	$107.8	$2.1	2%

Depreciation and Amortization
Wireline	$28.2	$27.3	$0.9	3%	$56.3	$54.1	$2.2	4%
IT Services and Hardware	2.8	2.5	0.3	12%	5.6	5.0	0.6	12%
Wireless	29.3	7.3	22.0	n/m	45.1	23.3	21.8	94%
Data Center Colocation**	—	—	—	n/m	—	5.2	(5.2)	n/m
Corporate	—	0.1	(0.1)	n/m	0.2	0.2	—	0%

Total depreciation and amortization	$60.3	$37.2	$23.1	62%	$107.2	$87.8	$19.4	22%

Other*
Wireline	$1.0	$3.9	$(2.9)	(74)%	$0.9	$4.5	$(3.6)	(80)%
IT Services and Hardware	—	0.7	(0.7)	n/m	—	0.7	(0.7)	n/m
Wireless	(1.3)	(0.4)	(0.9)	n/m	(4.9)	2.3	(7.2)	n/m
Data Center Colocation**	—	—	—	n/m	—	—	—	n/m
Corporate	0.1	10.9	(10.8)	(99)%	0.9	48.0	(47.1)	(98)%

Total other	$(0.2)	$15.1	$(15.3)	n/m	$(3.1)	$55.5	$(58.6)	n/m

Operating Income (loss)
Wireline	$50.5	$48.9	$1.6	3%	$103.1	$99.0	$4.1	4%
IT Services and Hardware	2.8	0.3	2.5	n/m	8.2	2.2	6.0	n/m
Wireless	(13.1)	11.4	(24.5)	n/m	(7.8)	12.1	(19.9)	n/m
Data Center Colocation**	—	—	—	n/m	—	3.2	(3.2)	n/m
Corporate	(4.6)	(13.8)	9.2	(67)%	(11.0)	(50.5)	39.5	(78)%

Total operating income	$35.6	$46.8	$(11.2)	(24)%	$92.5	$66.0	$26.5	40%

	*Other includes transaction-related compensation, restructuring charges, curtailment gain, (gain) loss on sale or disposal of assets, amortization of deferred gain, and transaction costs.

**Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company accounts for CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013

Local access lines
Residential	255.7	263.5	271.4	278.1	284.9
Business	250.1	255.3	259.3	263.1	265.1

	505.8	518.8	530.7	541.2	550.0

Long distance lines	378.6	386.9	394.1	400.8	406.5

Internet subscribers
DSL	172.0	178.4	188.5	191.3	194.9
Fioptics	98.3	91.6	79.9	74.3	66.8

	270.3	270.0	268.4	265.6	261.7

Fioptics video subscribers	82.5	77.5	74.2	69.7	63.2

Fioptics units passed	307.1	288.0	276.0	258.0	238.0

Wireless
Postpaid wireless subscribers	163.4	183.6	197.4	209.4	223.1
Prepaid wireless subscribers	113.3	136.2	142.3	145.8	146.9

	276.7	319.8	339.7	355.2	370.0

Cincinnati Bell Inc.
Net Debt and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	June 30,	December 31,
	2014	2013

Corporate Credit Agreement	$—	$40.0
Receivables Facility	114.8	106.2
8 3/4% Senior Subordinated Notes due 2018*	625.0	625.0
Corporate Credit Agreement - Tranche B Term Loan	535.9	538.6
8 3/8% Senior Notes due 2020	683.9	683.9
7 1/4% Senior Notes due 2023	40.0	40.0
Various Cincinnati Bell Telephone notes	134.5	134.5
Capital lease obligations and other debt	97.8	103.3
Net unamortized discount	(5.6)	(6.3)

Total debt	2,226.3	2,265.2

Less: Cash and cash equivalents*	(347.2)	(4.6)

Net debt (as defined by the company)	$1,879.1	$2,260.6

Corporate Credit Agreement availability:	$150.0	$160.0

Common shares outstanding	209.1	208.2

*On July 9, 2014, the Company provided notification of its election to redeem $325.0 million of the amount outstanding on its 8 3/4% Senior Subordinated Notes due 2018 on August 8, 2014 at a redemption price of 104.375%.

Cincinnati Bell Inc.
Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)
	Three Months Ended June 30, 2014
	Wireline	IT Services & Hardware	Wireless	Corporate	Total Company	Less: Wireless	Total Company (excluding Wireless) **
Net Income (GAAP)					$114.2
Add:
Income tax expense					71.0
Interest expense					40.7
Loss from CyrusOne equity method investment					2.4
Gain on sale of CyrusOne equity method investment					(192.8)
Other expense, net					0.1

Operating Income (loss) (GAAP)	$50.5	$2.8	$(13.1)	$(4.6)	$35.6	$(13.1)	$48.7
Add:
Depreciation and amortization	28.2	2.8	29.3	—	60.3	29.3	31.0
Restructuring charges	1.1	—	5.2	0.1	6.4	5.2	1.2
Gain on sale or disposal of assets	(0.1)	—	—	—	(0.1)	—	(0.1)
Amortization of deferred gain	—	—	(6.5)	—	(6.5)	(6.5)	—
Pension and other retirement plan expenses	3.6	—	—	0.4	4.0	—	4.0

Adjusted EBITDA (Non-GAAP)	$83.3	$5.6	$14.9	$(4.1)	$99.7	$14.9	$84.8

Adjusted EBITDA Margin	45%	6%	36%	—	31%

	Three Months Ended June 30, 2013
	Wireline	IT Services & Hardware	Wireless	Corporate	Total Company	Less: Wireless	Total Company (excluding Wireless) **
Net Income (GAAP)					$0.8
Add:
Income tax benefit					(4.2)
Interest expense					45.4
Loss from CyrusOne equity method investment					4.7
Other expense, net					0.1

Operating Income (GAAP)	$48.9	$0.3	$11.4	$(13.8)	$46.8	$11.4	$35.4
Add:
Depreciation and amortization	27.3	2.5	7.3	0.1	37.2	7.3	29.9
Transaction-related compensation	—	—	—	7.1	7.1	—	7.1
Restructuring charges	4.4	0.7	—	3.1	8.2	—	8.2
Loss on sale or disposal of assets	0.1	—	0.2	—	0.3	0.2	0.1
Transaction costs	—	—	—	0.7	0.7	—	0.7
Curtailment gain	(0.6)	—	—	—	(0.6)	—	(0.6)
Pension and other retirement plan expenses	4.2	—	—	0.3	4.5	—	4.5

Adjusted EBITDA (Non-GAAP)	$84.3	$3.5	$18.9	$(2.5)	$104.2	$18.9	$85.3

Adjusted EBITDA Margin	46%	4%	37%	—	33%

Year-over-year dollar change in Adjusted EBITDA	$(1.0)	$2.1	$(4.0)	$(1.6)	$(4.5)		$(0.5)

Year-over-year percentage change in Adjusted EBITDA	(1)%	60%	(21)%	(64)%	(4)%		(1)%

* Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company accounts for CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

** Total Company (excluding Wireless) does not include any pro-forma adjustments as described by Regulation S-X: Rule 11-02(b)-2 or consideration of any potential negative synergies.

Cincinnati Bell Inc.
Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Six Months Ended June 30, 2014
	Wireline	IT Services & Hardware	Wireless	Data Center Colocation*	Corporate	Total Company	Less: Wireless	Total Company (excluding Wireless) **

Net Income (GAAP)						$121.2
Add:
Income tax expense						80.5
Interest expense						81.0
Loss from CyrusOne equity method investment						1.9
Gain on sale of CyrusOne equity method investment						(192.8)
Other expense, net						0.7

Operating Income (loss) (GAAP)	$103.1	$8.2	$(7.8)	$—	$(11.0)	$92.5	$(7.8)	$100.3
Add:
Depreciation and amortization	56.3	5.6	45.1	—	0.2	107.2	45.1	62.1
Restructuring charges	1.1	—	5.2	—	0.1	6.4	5.2	1.2
(Gain) loss on sale or disposal of assets	(0.2)	—	—	—	0.1	(0.1)	—	(0.1)
Transaction costs	—	—	—	—	0.7	0.7	—	0.7
Amortization of deferred gain	—	—	(10.1)	—	—	(10.1)	(10.1)	—
Pension and other retirement plan expenses	8.1	—	—	—	0.8	8.9	—	8.9

Adjusted EBITDA (Non-GAAP)	$168.4	$13.8	$32.4	$—	$(9.1)	$205.5	$32.4	$173.1

Adjusted EBITDA Margin	46%	7%	38%	—	—	32%

	Six Months Ended June 30, 2013
	Wireline	IT Services & Hardware	Wireless	Data Center Colocation	Corporate	Total Company	Less: Wireless	Total Company (excluding Wireless) **

Net Loss (GAAP)						$(35.9)
Add:
Income tax expense						2.2
Interest expense						93.3
Loss from CyrusOne equity method investment						6.6
Other income, net						(0.2)

Operating Income (GAAP)	$99.0	$2.2	$12.1	$3.2	$(50.5)	$66.0	$12.1	$53.9
Add:
Depreciation and amortization	54.1	5.0	23.3	5.2	0.2	87.8	23.3	64.5
Transaction-related compensation	—	—	—	—	42.6	42.6	—	42.6
Restructuring charges	5.8	0.7	—	—	4.3	10.8	—	10.8
(Gain) loss on sale or disposal of assets	(0.7)	—	3.5	—	—	2.8	3.5	(0.7)
Transaction costs	—	—	—	—	1.1	1.1	—	1.1
Curtailment gain	(0.6)	—	—	—	—	(0.6)	—	(0.6)
Pension and other retirement plan expenses	11.1	—	—	—	0.7	11.8	—	11.8

Adjusted EBITDA (Non-GAAP)	$168.7	$7.9	$38.9	$8.4	$(1.6)	$222.3	$38.9	$183.4

Adjusted EBITDA Margin	47%	5%	37%	54%	—	35%

Year-over-year dollar change in Adjusted EBITDA	$(0.3)	$5.9	$(6.5)	$(8.4)	$(7.5)	$(16.8)		$(10.3)

Year-over-year percentage change in Adjusted EBITDA	0%	75%	(17)%	n/m	n/m	(8)%		(6)%

* Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company accounts for CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

** Total Company (excluding Wireless) does not include any pro-forma adjustments as described by Regulation S-X: Rule 11-02(b)-2 or consideration of any potential negative synergies.

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Cash provided by (used in) operating activities	$56.0	$(12.9)	$93.8	$29.4

Capital expenditures	(41.2)	(45.0)	(75.5)	(95.9)
Proceeds from sale of CyrusOne equity method investment	355.9	—	355.9	—
Dividends received from CyrusOne	9.3	7.0	16.4	7.0
Proceeds from sale of assets	0.1	0.8	2.0	1.6
Release of restricted cash	—	—	—	0.4
Cash divested from deconsolidation of CyrusOne	—	—	—	(12.2)
Other, net	(5.7)	—	(5.7)	—

Cash provided by (used in) investing activities	318.4	(37.2)	293.1	(99.1)

(Decrease) increase in corporate credit and receivables facilities, net	(27.3)	54.8	(31.4)	56.8
Repayment of debt	(3.1)	(1.7)	(8.3)	(4.8)
Dividends paid on preferred stock	(2.6)	(2.6)	(5.2)	(5.2)
Proceeds from exercise of options and warrants	0.6	—	1.2	6.6
Other, net	1.0	—	(0.6)	(1.8)

Cash (used in) provided by financing activities	(31.4)	50.5	(44.3)	51.6

Net increase (decrease) in cash and cash equivalents	343.0	0.4	342.6	(18.1)
Cash and cash equivalents at beginning of period	4.2	5.1	4.6	23.6

Cash and cash equivalents at end of period	$347.2	$5.5	$347.2	$5.5

Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net increase (decrease) in cash and cash equivalents	$343.0	$0.4	$342.6	$(18.1)
Less adjustments:
(Decrease) increase in corporate credit and receivables facilities, net	27.3	(54.8)	31.4	(56.8)
Cash divested from deconsolidation of CyrusOne	—	—	—	12.2
Repayment of debt	3.1	1.7	8.3	4.8
Transaction-related compensation	—	40.6	—	42.6
Transaction costs	0.7	0.7	0.7	1.1
Proceeds from sale of CyrusOne equity method investment	(355.9)	—	(355.9)	—

Free cash flow	18.2	(11.4)	27.1	(14.2)

Less: CyrusOne's free cash flows*	—	—	—	(3.3)
Free cash flow excluding CyrusOne	$18.2	$(11.4)	$27.1	$(10.9)

Income tax payments	$1.2	$1.0	$0.3	$2.8

*CyrusOne's free cash flows for 2013 were comprised of cash generated from operating activities of $4.0 million and cash used in investing activities of $7.3 million.

Cincinnati Bell Inc.
Free Cash Flow (as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow for the three months ended June 30, 2013	$(11.4)

Decrease in Adjusted EBITDA	(4.5)
Decrease in capital expenditures	3.8
Decrease in interest payments	15.1
Decrease in pension and postretirement payments and contributions	0.8
Change in working capital and other	14.4

Free Cash Flow for the three months ended June 30, 2014	$18.2

Free Cash Flow for the six months ended June 30, 2013	$(14.2)
Less: CyrusOne's free cash flows for the period ended January 23, 2013	(3.3)
Free Cash Flow excluding CyrusOne for the six months ended June 30, 2013	$(10.9)

Decrease in Adjusted EBITDA (excluding CyrusOne)*	(8.4)
Decrease in capital expenditures (excluding CyrusOne)*	12.7
Decrease in interest payments	9.5
Decrease in pension and postretirement payments and contributions	1.2
Change in working capital and other	23.0

Free Cash Flow for the six months ended June 30, 2014	$27.1

*CyrusOne's Adjusted EBITDA and capital expenditures totaled $8.4 million and $7.7 million, respectively for the period January 1, 2013 through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company accounts for CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Jun. 30, 2014	Mar. 31, 2014	Dec. 31, 2013	Sep. 30, 2013	Jun. 30, 2013

Wireline	$38.1	$26.2	$48.3	$41.2	$39.3
IT Services and Hardware	2.5	2.5	3.0	2.7	3.7
Wireless	0.6	5.6	3.6	2.2	2.0
Total capital expenditures	$41.2	$34.3	$54.9	$46.1	$45.0

*Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company accounts for CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			June 30, 2014
		June 30, 2014			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$319.9	$—		$319.9

	Costs and expenses
	Cost of services and products	169.7	—		169.7
	Selling, general and administrative	54.5	—		54.5
	Depreciation and amortization	60.3	—		60.3
	Restructuring charges	6.4	(6.4)	[A]	—
	Gain on sale or disposal of assets, net	(0.1)	0.1	[B]	—
	Amortization of deferred gain	(6.5)	—		(6.5)
	Operating income	35.6	6.3		41.9

	Interest expense	40.7	—		40.7
	Loss from CyrusOne equity method investment	2.4	—		2.4
	Gain from sale of CyrusOne equity method investment	(192.8)	192.8	[C]	—
	Other expense, net	0.1	—		0.1

	Income (loss) before income taxes	185.2	(186.5)		(1.3)
	Income tax (benefit) expense	71.0	(74.6)		(3.6)

	Net income	114.2	(111.9)		2.3

	Preferred stock dividends	2.6	—		2.6

	Net income (loss) applicable to common shareowners	$111.6	$(111.9)		$(0.3)

	Weighted average diluted common shares	209.4	208.5	[D]	208.5

	Diluted earnings (loss) per common share*	$0.53	$(0.54)		$—

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A
Restructuring charges consist of employee severance and contract terminations due to the agreement to sell Wireless spectrum licenses and certain other assets. Employee severance also includes costs associated with outsourcing portions of our IT department.

B	Gain on sale of wireline copper cabling.

C	Gain on sale of CyrusOne equity method investment.

D	Dilutive effect of common stock equivalents based on net income excluding special items.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			June 30, 2013
		June 30, 2013			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$312.0	$—		$312.0

	Costs and expenses
	Cost of services and products	158.2	—		158.2
	Selling, general and administrative	54.7	—		54.7
	Depreciation and amortization	37.2	—		37.2
	Transaction-related compensation	7.1	(7.1)	[A]	—
	Restructuring charges	8.2	(8.2)	[B]	—
	Curtailment gain	(0.6)	0.6	[C]	—
	Loss on sale or disposal of assets, net	0.3	(0.3)	[D]	—
	Amortization of deferred gain	(0.6)	—		(0.6)
	Transaction costs	0.7	(0.7)	[E]	—
	Operating income	46.8	15.7		62.5

	Interest expense	45.4	—		45.4
	Loss from CyrusOne equity method investment	4.7	—		4.7
	Other expense, net	0.1	—		0.1

	(Loss) income before income taxes	(3.4)	15.7		12.3
	Income tax (benefit) expense	(4.2)	6.3		2.1

	Net income	0.8	9.4		10.2

	Preferred stock dividends	2.6	—		2.6

	Net (loss) income applicable to common shareowners	$(1.8)	$9.4		$7.6

	Weighted average diluted common shares	206.9	208.9	[F]	208.9

	Diluted (loss) earnings per common share	$(0.01)	$0.04		$0.04

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Transaction-related compensation represents incentives related to the completion of CyrusOne's initial public offering.

B	Restructuring charges consist of lease abandonments and severance.

C	Curtailment gain resulted from elimination of future pension service credits in the management pension plan.

D	Loss on sale or disposal of wireline and wireless network equipment.

E	Transaction costs consist of legal and consulting fees incurred for exploring strategic alternatives for our wireless business.

F	Dilutive effect of common stock equivalents based on net income excluding special items.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Six
		Six			Months Ended
		Months Ended			June 30, 2014
		June 30, 2014			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$642.4	$—		$642.4

	Costs and expenses
	Cost of services and products	335.9	—		335.9
	Selling, general and administrative	109.9	—		109.9
	Depreciation and amortization	107.2	—		107.2
	Restructuring charges	6.4	(6.4)	[A]	—
	Gain on sale or disposal of assets, net	(0.1)	0.1	[B]	—
	Amortization of deferred gain	(10.1)	—		(10.1)
	Transaction costs	0.7	(0.7)	[C]	—
	Operating income	92.5	7.0		99.5

	Interest expense	81.0	—		81.0
	Loss from CyrusOne equity method investment	1.9	—		1.9
	Gain on sale of CyrusOne equity method investment	(192.8)	192.8	[D]	—
	Other expense, net	0.7	—		0.7

	Income before income taxes	201.7	(185.8)		15.9
	Income tax expense	80.5	(74.3)		6.2

	Net income	121.2	(111.5)		9.7

	Preferred stock dividends	5.2	—		5.2

	Net income applicable to common shareowners	$116.0	$(111.5)		$4.5

	Weighted average diluted common shares	209.2	209.2		209.2

	Diluted earnings per common share	$0.55	$(0.53)		$0.02

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A
Restructuring charges consist of employee severance and contract terminations due to the agreement to sell Wireless spectrum licenses and certain other assets. Employee severance also includes costs associated with outsourcing portions of our IT department.

B	Gain on sale of wireline copper cabling.

C	Transaction costs relate to expenses incurred for agreement to sell Wireless spectrum licenses and certain other assets.

D	Gain on sale of CyrusOne equity method investment.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Six
		Six			Months Ended
		Months Ended			June 30, 2013
		June 30, 2013			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$637.7	$—		$637.7

	Costs and expenses
	Cost of services and products	320.6	—		320.6
	Selling, general and administrative	107.8	—		107.8
	Depreciation and amortization	87.8	(8.5)	[A]	79.3
	Transaction-related compensation	42.6	(42.6)	[B]	—
	Restructuring charges	10.8	(10.8)	[C]	—
	Curtailment gain	(0.6)	0.6	[D]	—
	Loss on sale or disposal of assets, net	2.8	(2.8)	[E]	—
	Amortization of deferred gain	(1.2)	—		(1.2)
	Transaction costs	1.1	(1.1)	[F]	—
	Operating income	66.0	65.2		131.2

	Interest expense	93.3	—		93.3
	Loss from CyrusOne equity method investment	6.6	—		6.6
	Other income, net	(0.2)	—		(0.2)

	(Loss) income before income taxes	(33.7)	65.2		31.5
	Income tax expense	2.2	15.4	[G]	17.6

	Net (loss) income	(35.9)	49.8		13.9

	Preferred stock dividends	5.2	—		5.2

	Net (loss) income applicable to common shareowners	$(41.1)	$49.8		$8.7

	Weighted average diluted common shares	204.8	208.4	[H]	208.4

	Diluted (loss) earnings per common share	$(0.20)	$0.24		$0.04

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Increased depreciation due to one-time charge associated with a change in estimated useful lives assigned to wireless network software.

B	Transaction-related compensation represents incentives related to the completion of CyrusOne's initial public offering.

C	Restructuring charges consist of lease abandonments and severance.

D	Curtailment gain resulted from elimination of future pension service credits in the management pension plan.

E	Loss on sale or disposal of wireline and wireless network equipment.

F
Transaction costs consist of legal and consulting fees incurred in legal entity restructuring of our former Data Center Colocation business and exploring strategic alternatives for our wireless business.

G	Tax effect of above adjustments at 40%, partially offset by a gross valuation allowance provision of $10.7 million for Texas margin tax credits.

H	Dilutive effect of common stock equivalents based on net income excluding special items.

Cincinnati Bell Inc.
Operating Income excluding CyrusOne
(Unaudited)
(Dollars in millions)

		For the six months ended June 30, 2013

		Cincinnati Bell	Data Center			Cincinnati Bell
		including CyrusOne	Colocation	Other		excluding CyrusOne

	Revenue	$637.7	$(15.6)	$0.4	[A]	$622.5

	Costs and expenses
	Cost of services and products	320.6	(4.8)	0.4	[A]	316.2
	Selling, general and administrative	107.8	(2.4)	—		105.4
	Depreciation and amortization	87.8	(5.2)	—		82.6
	Transaction-related compensation	42.6	—	(20.0)	[B]	22.6
	Restructuring charges	10.8	—	—		10.8
	Curtailment gain	(0.6)	—	—		(0.6)
	Loss on sale or disposal of assets, net	2.8	—	—		2.8
	Amortization of deferred gain	(1.2)	—	—		(1.2)
	Transaction costs	1.1	—	(0.4)	[C]	0.7
	Operating income	$66.0	$(3.2)	$20.4		$83.2

A	Represents intersegment transactions.
B	Transaction-related compensation paid to CyrusOne related to CyrusOne employees.
C	Transaction costs related to the CyrusOne IPO.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

2014 Operating Income (GAAP) Guidance	$152

Add:

Depreciation and amortization	230
Amortization of deferred gain	(23)
Restructuring	6
Pension and other retirement plan expenses	18

2014 Adjusted EBITDA (Non-GAAP) Guidance	383	*

Less Wireless:	(50)	*

2014 Adjusted EBITDA (Non-GAAP) Guidance (excluding Wireless)	$333	*

* Plus or minus 2 percent.
CONTACT:

Cincinnati Bell Inc.
Investor contact:
Josh Duckworth, 513-397-2292
Joshua.Duckworth@cinbell.com

Media contact:
Jane Weiler, 513-397-9941
Jane.Weiler@cinbell.com